UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 1, 2007

Commission File No. 001-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

1100 Louisiana Street, Suite 1600

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 381-3636

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 1, 2007, Jerry E. Thompson, William G. Manias and several members of senior management of TEPPCO Partners, L.P. (“TEPPCO”) gave a presentation to investors and analysts regarding the businesses, growth strategies and recent financial performance of TEPPCO. Mr. Thompson is President and Chief Executive Officer and Mr. Manias is Vice President and Chief Financial Officer of Texas Eastern Products Pipeline Company, LLC, the general partner of TEPPCO. TEPPCO owns and operates one of the largest common carrier pipelines of refined petroleum products and liquefied petroleum gases in the United States; owns and operates petrochemical and natural gas liquid pipelines; is engaged in transportation, storage, gathering and marketing of crude oil; owns and operates natural gas gathering systems; and has ownership interests in Jonah Gas Gathering Company, Seaway Crude Pipeline Company and Centennial Pipeline LLC and an undivided ownership interest in the Basin Pipeline.

Unless the context requires otherwise, references to “we,” “our,” “TEPPCO,” “TPP,” or the “Partnership” within the presentation or this Current Report on Form 8-K shall mean TEPPCO and its consolidated subsidiaries.

The presentation contains various forward-looking statements. For a general discussion of such statements, please refer to Slides 2 and 3.

USE OF INDUSTRY TERMS AND OTHER ABBREVIATIONS IN PRESENTATION

As used within the investor presentation, the following industry terms and other abbreviations have the following meanings:

Bcf/d	Billion cubic feet per day
CAGR	Compound annual growth rate
GP	General Partner
HP	Horsepower
JV	Joint ventures of TEPPCO – generally refers to Seaway Crude Pipeline Company, Centennial Pipeline LLC and Jonah Gas Gathering Company
LP	Limited Partner
LPG	Liquefied petroleum gas
LTM	Last twelve months
Mcfe	Thousand cubic feet equivalent
MLP	Master limited partnership
MMcf/d	Million cubic feet per day
NGL	Natural gas liquids
PADD	Petroleum Administration for Defense Districts
S&P	Standard & Poor’s

USE OF NON-GAAP FINANCIAL MEASURES

Our presentation includes references to the non-generally accepted accounting principle (“non-GAAP”) financial measure of EBITDA from continuing operations. To the extent appropriate, this Current Report on Form 8-K provides reconciliations of this non-GAAP financial measure to its most directly comparable historical financial measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA from continuing operations should not be considered as an alternative to net income or income from continuing operations, operating income, cash flows from operating activities or any other measure of financial performance calculated and presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA of other entities because other entities may not calculate EBITDA in the same manner as we do.

EBITDA

We define EBITDA as net income plus interest expense – net, provision for income taxes, depreciation and amortization, and a pro-rata portion, based on our equity ownership, of the interest expense and depreciation and amortization of each of our joint ventures. We have included EBITDA as a supplemental disclosure because we believe EBITDA is used by our investors as a supplemental financial measure in the evaluation of our business. We believe EBITDA provides useful information regarding the performance of our assets without regard to financing methods, capital structures or historical costs basis. As a result, EBITDA provides investors with a helpful measure for comparing the operating performance of our assets with the performance of other companies that have different financing and capital structures. EBITDA multiples are also used by our investors in assisting in the valuation of our limited partners’ equity.

Reconciliations of our non-GAAP EBITDA amounts (as shown in the investor presentation) to their respective GAAP net income and operating income amounts are presented in Schedule A to this Current Report on Form 8-K.

Financial Schedule

The following table reconciles TEPPCO’s EBITDA to its net income for the three months ended March 31, 2007 and 2006 and for the years ended December 31, 2006, 2005, 2004, 2003 and 2002:

TEPPCO Partners, L.P.						Schedule A
EBITDA (in millions)
	Three Months Ended March 31,		Year Ended December 31,
	2007	2006	2006	2005	2004	2003	2002
EBITDA from continuing operations:
Net income	$138.2	$62.9	$202.1	$162.6	$138.5	$121.8	$114.7
Discontinued operations	--	(19.5)	(19.4)	(3.2)	(2.7)	--	--
Income from continuing operations	138.2	43.4	182.7	159.4	135.8	121.8	114.7
Provision for income taxes	--	--	0.7	--	--	--	--
Interest expense – net	22.2	21.1	86.2	81.8	72.0	84.3	66.2
Depreciation and amortization (D&A)	25.4	28.8	108.3	110.7	112.3	100.7	86.1
Amortization of excess investments in joint ventures	0.8	0.8	4.2	4.8	3.9	4.0	3.2
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	12.4	5.8	30.6	23.2	22.1	19.8	11.7
EBITDA from continuing operations	199.0	99.9	412.7	379.9	346.1	330.6	281.9
Less: Gains on sales of assets and ownership interest in MB Storage	(78.5)	(1.4)	(7.4)	(0.7)	(1.1)	(3.9)	--
EBITDA from continuing operations, excluding gains on sales	$120.5	$98.5	$405.3	$379.2	$345.0	$326.7	$281.9

The following tables reconciles TEPPCO’s EBITDA by business segment to operating income by business segment for the three months ended March 31, 2007 and 2006 and for the years ended December 31, 2006, 2005, 2004, 2003 and 2002:

TEPPCO Partners, L.P.
EBITDA (in millions)

	Three Months Ended March 31, 2007
	Downstream	Midstream	Upstream	Intersegment Eliminations	TOTAL
Operating income	$53.9	$4.8	$22.3	$2.4	$83.4
Depreciation and amortization (D&A)	11.1	10.2	4.1	--	25.4
Interest income and other – net	0.5	0.1	--	--	0.6
Equity earnings (losses)	(1.4)	18.6	1.8	(2.4)	16.6
Gain on sale of ownership interest in MB Storage	59.8	--	--	--	59.8
Amortization of excess investments in joint ventures	0.6	--	0.2	--	0.8
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	3.5	6.9	2.0	--	12.4
EBITDA from continuing operations	128.0	40.6	30.4	--	199.0
Less: Gains on sales of assets and ownership interest in MB Storage	(78.5)	--	--	--	(78.5)
EBITDA from continuing operations, excluding gains on sales	$49.5	$40.6	$30.4	$ --	$120.5

TEPPCO Partners, L.P.
EBITDA (in millions)

	Three Months Ended March 31, 2006
	Downstream	Midstream	Upstream	Intersegment Eliminations	TOTAL
Operating income	$23.3	$26.1	$13.2	$--	$62.6
Depreciation and amortization (D&A)	10.3	15.2	3.3	--	28.8
Interest income and other – net	0.8	0.1	--	--	0.9
Equity earnings (losses)	(1.3)	--	2.3	--	1.0
Amortization of excess investments in joint ventures	0.7	--	0.1	--	0.8
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	4.1	--	1.7	--	5.8
EBITDA from continuing operations	37.9	41.4	20.6	--	99.9
Less: Gains on sales of assets	--	(1.4)	--	--	(1.4)
EBITDA from continuing operations, excluding gains on sales	$37.9	$40.0	$20.6	$ --	$98.5

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2006
	Downstream	Midstream	Upstream	Intersegment Eliminations	TOTAL
Operating income	$ 91.3	$65.5	$70.8	$2.2	$229.8
Depreciation and amortization (D&A)	41.4	52.5	14.4	--	108.3
Interest income and other – net	1.5	0.7	0.8	--	3.0
Equity earnings (losses)	(8.0)	35.1	11.9	(2.2)	36.8
Amortization of excess investments in joint ventures	3.6	--	0.6	--	4.2
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	16.0	8.0	6.6	--	30.6
EBITDA from continuing operations	145.8	161.8	105.1	--	412.7
Less: Gains on sales of assets	(4.2)	(1.4)	(1.8)	--	(7.4)
EBITDA from continuing operations, excluding gains on sales	$141.6	$160.4	$103.3	$--	$405.3

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2005
	Downstream	Midstream	Upstream	TOTAL
Operating income	$ 88.1	$ 98.7	$33.2	$220.0
Depreciation and amortization (D&A)	39.4	54.1	17.2	110.7
Interest income and other – net	0.8	0.2	0.1	1.1
Equity earnings (losses)	(3.0)	--	23.1	20.1
Amortization of excess investments in joint ventures	4.1	--	0.7	4.8
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	16.3	--	6.9	23.2
EBITDA from continuing operations	145.7	153.0	81.2	379.9
Less: Gains on sales of assets	(0.2)	(0.4)	(0.1)	(0.7)
EBITDA from continuing operations, excluding gains on sales	$145.5	$152.6	$81.1	$379.2

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2004
	Downstream	Midstream	Upstream	TOTAL
Operating income	$ 71.2	$ 80.9	$32.3	$184.4
Depreciation and amortization (D&A)	43.2	56.0	13.1	112.3
Interest income and other – net	0.8	0.1	0.4	1.3
Equity earnings (losses)	(6.6)	--	28.7	22.1
Amortization of excess investments in joint ventures	3.2	--	0.7	3.9
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	15.5	--	6.6	22.1
EBITDA from continuing operations	127.3	137.0	81.8	346.1
Less: Gains on sales of assets	(0.5)	--	(0.6)	(1.1)
EBITDA from continuing operations, excluding gains on sales	$126.8	$137.0	$81.2	$345.0

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2003
	Downstream	Midstream	Upstream	TOTAL
Operating income	$ 83.7	$ 80.3	$28.4	$192.4
Depreciation and amortization (D&A)	31.6	57.8	11.3	100.7
Interest income and other – net	0.3	0.3	0.2	0.8
Equity earnings (losses)	(7.4)	--	20.3	12.9
Amortization of excess investments in joint ventures	3.3	--	0.7	4.0
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	13.3	--	6.5	19.8
EBITDA from continuing operations	124.8	138.4	67.4	330.6
Less: Gains on sales of assets	--	--	(3.9)	(3.9)
EBITDA from continuing operations, excluding gains on sales	$124.8	$138.4	$63.5	$326.7

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2002
	Downstream	Midstream	Upstream	TOTAL
Operating income	$ 83.1	$ 60.7	$26.4	$170.2
Depreciation and amortization (D&A)	30.2	44.7	11.2	86.1
Interest income and other – net	0.8	--	1.1	1.9
Equity earnings (losses)	(9.3)	--	18.1	8.8
Amortization of excess investments in joint ventures	2.5	--	0.7	3.2
TEPPCO’s pro rata percentage of joint venture interest expense and D&A	5.3	--	6.4	11.7
EBITDA from continuing operations	112.6	105.4	63.9	281.9
Less: Gains on sales of assets	--	--	--	--
EBITDA from continuing operations, excluding gains on sales	$112.6	$105.4	$63.9	$281.9

In accordance with General Instruction B.2 of Form 8-K, the information presented in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit

Number	Description

99.1	Presentation by TEPPCO Partners, L.P. on June 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: June 1, 2007	/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and Chief Financial Officer